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                                                            FINAL EXECUTION COPY

Exhibit 10.14              AMENDMENT NO. 3 AND WAIVER

          AMENDMENT NO. 3 AND WAIVER (this "AMENDMENT"), dated as of September 30, 2001, to that certain Revolving Credit Agreement, dated as of August 20, 1998 (as amended to the date hereof, the "CREDIT AGREEMENT"), among EVENFLO COMPANY, INC., a Delaware corporation (the "BORROWER"), the Guarantors party thereto, the Lenders party thereto (the "LENDERS"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Lead Arranger and Syndication Agent, DLJ CAPITAL FUNDING, INC., as Documentation Agent, and BANK OF AMERICA, NATIONAL ASSOCIATION (successor in interest to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), as Administrative Agent (the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

          WHEREAS, pursuant to Section 11.01 of the Credit Agreement, each of the Obligors and each of the undersigned Lenders hereby agree to amend and waive and/or otherwise modify certain provisions of the Credit Agreement as set forth herein (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "AMENDED CREDIT AGREEMENT");

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION ONE: Definitions.

          (a) CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural thereof):

          "ADMINISTRATIVE AGENT" has the meaning specified in the PREAMBLE hereof.

          "AMENDED CREDIT AGREEMENT" has the meaning specified in the RECITALS hereof.

          "AMENDMENT" has the meaning specified in the PREAMBLE hereof.

          "AMENDMENT EFFECTIVE DATE CERTIFICATE" means the amendment effective date certificate executed and delivered by the Borrower pursuant to Section 4 hereof, substantially in the form of ANNEX I hereto.

          "BORROWER" has the meaning specified in the PREAMBLE hereof.

          "CREDIT AGREEMENT" has the meaning specified in the PREAMBLE hereof.

          "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of September 30, 2001 by and among (a) or for the express intended benefit of, each of the Existing

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Lenders (as defined therein), (b) the Designated Lender (as defined therein) and
(c) Bank of America, N.A., as Administrative Agent on behalf the Existing
Lenders and Designated Lender.

          "LENDERS" has the meaning specified in the PREAMBLE hereof.

          "THIRD AMENDMENT EFFECTIVE DATE" has the meaning specified in Section 4 hereof.

          "WAIVER PERIOD" has the meaning specified in Section 3 hereof.

          (b) OTHER DEFINITIONS. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

     SECTION TWO: AMENDMENTS. Effective on (and subject to the occurrence of) the Third Amendment Effective Date, certain provisions of the Credit Agreement are hereby amended in accordance with this Section Two; except expressly as so amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

          (a) AMENDMENTS TO DEFINITIONS. Subject to the conditions set forth in Section Four below, Section 1.01 of the Credit Agreement designated "Certain Defined Terms" is amended by (i) adding the following sentence at the end of the definition of "Applicable Margin": "Notwithstanding anything herein, Applicable Margin means, with respect to Liquidity Facility Loans, as of any date, 2.0% as to Eurodollar Loans and 1.0% as to Base Rate Loans."; (ii) inserting the words ", a Liquidity Facility Loan" after the words "a Revolving Loan" in the definition of "Base Rate Loan"; (iii) amending and restating the definition of "Borrowing" in its entirety as follows: ""Borrowing" means a borrowing hereunder consisting of (a) Revolving Loans of the same Type made to Borrower on the same day by the Lenders under Article II or (b) Liquidity Facility Loans of the same Type made to Borrower on the same day by the Liquidity Facility Lender under
Article II, and, in the case of Eurodollar Rate Loans, having the same Interest Period"; (iv) inserting the words "or Liquidity Facility Loans" immediately following the words "Revolving Loans" each time they appear in the definition of "Conversion/Continuation Date"; (v) inserting the words "or any Liquidity Facility Loan" after the second parenthesis in clause (a) of the definition of "Credit Extension", (vi) amending and restating the definition of "Eurodollar Loan" in its entirety as follows: ""Eurodollar Loan" means a Revolving Loan or a Liquidity Facility Loan that bears interest based on the Eurodollar Rate"; (vii) inserting the words "or Liquidity Facility Loan, respectively" immediately following the words "Revolving Loan" each time they appear in the definition of "Interest Period", and by replacing the period at the end of clause (iv) thereof with a comma and adding the following words immediately following such comma "and no Interest Period for any Liquidity Facility Loan shall extend beyond the Liquidity Facility Commitment Termination Date."; (viii) amending and restating the definition of "Obligations" in its entirety as follows: ""Obligations" means, at any time, all monetary obligations of any type or description owing at such time by Borrower and any other Obligor to any Lender, including the Fronting Lender, the Liquidity Facility Lender, any Agent or any Indemnified Person under this Agreement, any Letter of Credit, any Acceptance, any other Loan Document or any Swap Contract, whether direct or

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indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising."; (ix) amending and restating the definition of "Type" in its entirety as follows: ""Type" has the meaning specified in the definition of "Liquidity Facility Loan" or "Revolving Loan", as applicable."; and (x) inserting the following definitions in appropriate alphabetical order:

          "ACCOUNTS" means, as to the Borrower or any of its Subsidiaries, all present and future rights of the Borrower or such Subsidiary to payment for goods sold or leased or for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance.

          "BORROWING BASE" means, at any date, the amount equal to (a) ninety percent (90%) of the Net Amount of Accounts at such date plus (b) seventy-five percent (75%) of the Value of the Inventory at such date.

          "BORROWING BASE CERTIFICATE" means a certificate substantially in the form of Annex II to the Third Amendment, as such form may from time to time be reasonably modified by the Administrative Agent, which is duly completed and executed by the chief financial officer or other appropriate financial officer of the Borrower and delivered to the Administrative Agent.

          "DETERMINATION DATE" has the meaning specified in Section 2.01(d).

          "INVENTORY" means, as to the Borrower or any of its Subsidiaries, all of the Borrower's or such Subsidiary's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

          "LIQUIDITY FACILITY COMMITMENT" has the meaning specified in Section 2.01(c).

          "LIQUIDITY FACILITY COMMITMENT TERMINATION DATE" means the earlier to occur of:

          (a)  January 31, 2002; and

          (b) the date on which the Liquidity Facility Commitment terminates in accordance with the provisions of this Agreement.

          "LIQUIDITY FACILITY LENDER" means Bank of America, and each permitted successor or assign thereof.

          "LIQUIDITY FACILITY LOAN" and "LIQUIDITY FACILITY LOANS" have the respective meanings specified in Section 2.01(c), and may be a Base Rate Loan or a Eurodollar Loan (each a "Type" of Liquidity Facility Loan).

          "NET AMOUNT OF ACCOUNTS" shall mean the gross amount of Accounts less
(a) sales, excise or similar taxes (including value added taxes) included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding or claimed with respect thereto.

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          "THIRD AMENDMENT" means Amendment No. 3 and Waiver, dated as of
September 30, 2001, to this Agreement.

          "THIRD AMENDMENT EFFECTIVE DATE" has the meaning specified in the Third Amendment.

          "VALUE" means the amount, with respect to Inventory, equal to the lower of (a) cost computed in accordance with GAAP under the methods used by the Borrower and previously disclosed to the Administrative Agent or (b) market value (calculated in accordance with GAAP), PROVIDED, THAT, for purposes of the calculation of the Borrowing Base, the Value of the Inventory shall not include the portion of the value of Inventory equal to the profit earned by any Affiliate on the sale thereof to the Borrower.

          (b)  AMENDMENTS TO SECTION 2.01. Section 2.01 of the Credit
Agreement designated "Amounts and Terms of Commitments" is hereby amended by (i) inserting the following proviso at the end of the last sentence of clause (a) thereof: "; provided, however, in the event that the Borrower requests Revolving Loans such that after giving effect to such Borrowings, the aggregate principal amount of all outstanding Revolving Loans PLUS all outstanding Swing Line Loans PLUS all outstanding Special Facility Obligations would exceed $90,000,000, the Borrower hereby acknowledges and agrees that such excess Borrowings shall consist of at all times an equal amount of Revolving Loans and Liquidity Facility Loans to the extent that such additional Liquidity Facility Loans are available therefor (it being further understood and agreed that the aggregate amount of such additional Revolving Loans in excess of $90,000,000 shall not in any event exceed $5,000,000)" and (ii) inserting new clauses (c) and (d) at the end thereof as follows:

               "(c) THE LIQUIDITY FACILITY. The Liquidity Facility Lender agrees, on the terms and conditions set forth herein, to make loans to Borrower (each such loan, a "LIQUIDITY FACILITY LOAN"; collectively, the "LIQUIDITY FACILITY LOANS") from time to time on any Business Day during the period from the Third Amendment Effective Date to the Liquidity Facility Commitment Termination Date in an aggregate amount not to exceed $10,000,000 at any time outstanding (the "LIQUIDITY FACILITY COMMITMENT"). Within the limits of the Liquidity Facility Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this
     Section 2.01(c), prepay under Section 2.07 and reborrow from time to time under this Section 2.01(c) provided, that, notwithstanding any of the foregoing, after giving effect to any such prepayment(s), the outstanding principal amount of Revolving Loans and Liquidity Facility Loans shall be in accordance with the proviso at the end of Section 2.01(a). Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, the Borrower shall not terminate or permanently reduce the Liquidity Facility Commitment without the consent of the Administrative Agent and the Required Lenders.

               (d) BORROWING BASE. From and after the Third Amendment Effective Date until the Revolving Commitment Termination Date, the Borrower shall deliver to the Administrative Agent by the fifteenth day of each month (such date being referred to herein as the "Determination Date") commencing on October 15, 2001 a Borrowing Base Certificate which shall set forth the Borrowing Base determined for the last day of the immediately preceding month. The Borrowing Base specified in each Borrowing Base

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     Certificate shall constitute the applicable Borrowing Base for the thirty-day period immediately succeeding the applicable Determination Date. Notwithstanding anything herein or otherwise, the Borrower hereby covenants and agrees that the aggregate principal amount of all outstanding Revolving Loans PLUS all outstanding Swing Line Loans PLUS all outstanding Special Facility Obligations, shall not at any time exceed the Borrowing Base applicable at such date."

          (c) Section 2.03 of the Credit Agreement designated "Procedure for Borrowing" is hereby amended and restated in its entirety as follows:

          "SECTION 2.03. PROCEDURE FOR BORROWING.

               (a) Each Borrowing shall be made upon Borrower's irrevocable written or telephonic notice delivered to the Administrative Agent (and to the Swing Line Lender if a Swing Line Loan is requested or to the Liquidity Facility Lender if a Liquidity Facility Loan is requested, as the case may
     be) (if in writing) in the form of a Notice of Borrowing (any such notice to be received by the Administrative Agent (and by the Swing Line Lender if a Swing Line Loan is requested or by the Liquidity Facility Lender if a Liquidity Facility Loan is requested, as the case may be) not later than
     (i) 11:00 a.m. (New York City time) three Business Days prior to the requested Borrowing Date (if telephonic, promptly confirmed thereafter in writing in the form of a Notice of Borrowing), in the case of Eurodollar Loans and (ii) 11:00 a.m. (New York City time) (or 1:00 p.m. (New York City time) in the case of Swing Line Loans or Liquidity Facility Loans) on the requested Borrowing Date (if telephonic, confirmed thereafter in writing in the form of a Notice of Borrowing), in the case of Base Rate Loans, specifying:

          (A) the amount of the Borrowing, which shall (1) in the case of Revolving Loans, be in an aggregate minimum of $500,000 for both Eurodollar Loans and Base Rate Loans or any multiple of $100,000 in excess thereof,
     (2) in the case of Swing Line Loans (except for Swing Line Loans made in accordance with Section 3.04), be in an aggregate minimum amount of $100,000 of Base Rate Loans or any multiple of $100,000 in excess thereof and (3) in the case of Liquidity Facility Loans, be in an aggregate minimum of $500,000 for Eurodollar Loan and $100,000 for Base Rate Loans or any multiple of $100,000 in excess thereof in the case of either such loans.

          (B)  the requested Borrowing Date, which shall be a Business Day;

          (C) the Type of Revolving Loans and Liquidity Facility Loans comprising the Borrowing (PROVIDED that all Swing Line Loans shall be Base Rate Loans); and

          (D) the duration of the Interest Period applicable to Eurodollar Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Eurodollar Loans, such Interest Period shall be one month.

               (b) If Revolving Loans (other than Swing Line Loans and Liquidity Facility Loans) are requested, the Administrative Agent will promptly notify each Lender

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     of its receipt of any Notice of Borrowing and of the amount of such
     Lender's Revolving Loan Percentage of that Borrowing.

               (c)  (i)   In the case of Revolving Loans (other than Swing Line
     Loans and Liquidity Facility Loans), each Lender will make the amount of its Revolving Loan Percentage of each Borrowing available to the Administrative Agent for the account of Borrower at the Administrative Agent's Payment Office by 1:00 p.m. (New York City time) on the Borrowing Date requested by Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Revolving Loans will then be made available to Borrower by the Administrative Agent at such office by crediting the account of Borrower on the books on the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders or by wire transfer in accordance with written instructions provided to the Administrative Agent by Borrower, in each case in like funds as received by the Administrative Agent.

                    (ii) In the case of Swing Line Loans and Liquidity Facility Loans, the Swing Line Lender and the Liquidity Facility Lender, as the case may be, will make available to Borrower at its account at the Swing Line Lender or the Liquidity Facility Lender, not later than 2:00 p.m. (New York City time) on the requested Borrowing Date, in immediately available funds, the proceeds of the Swing Line Loan or the Liquidity Facility Loan being made on such date.

               (d) Without in any way limiting the obligation of Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent (and the Swing Line Lender and the Liquidity Facility Lender) may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent (and the Swing Line Lender and the Liquidity Facility Lender) in good faith to be from a Responsible Officer of Borrower (or a designee of such Responsible Officer). In each such case Borrower hereby waives the right to dispute the Administrative Agent's (and the Swing Line Lender's and the Liquidity Facility Lender's) record of the terms of any such telephonic notice.

          (d) Section 2.04 designated "Conversion and Continuation Elections" is hereby amended and restated in its entirety as follows:

          "Section 2.04. CONVERSION AND CONTINUATION ELECTIONS.

          (a) Borrower may, upon irrevocable telephonic notice to the Administrative Agent or, in the case of Liquidity Facility Loans, to the Liquidity Facility Lender (in each case promptly confirmed thereafter in writing) in accordance with Section 2.04(b):

               (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Eurodollar Loans, to convert any such Revolving Loans or Liquidity Facility Loans (or any part thereof in an amount not less than $500,000 in the case of conversions of Revolving Loans or Liquidity Facility Loans to Eurodollar Loans or Base Rate Loans, or in each case that is in an

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     integral multiple of $100,000 in excess thereof) into Revolving Loans or
     Liquidity Facility Loans of any other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Revolving Loans or Liquidity Facility Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $500,000 for Eurodollar Loans or, in each case, any multiple of $100,000 in excess thereof).

          (b) Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent or, in the case of Liquidity Facility Loans, by the Liquidity Facility Lender not later than 11:00 a.m. (New York City time) (i) at least three Business Days in advance of the Conversion/Continuation Date, if the Revolving Loans or the Liquidity Facility Loans are to be converted into or continued as Eurodollar Loans and (ii) on the Conversion/Continuation Date, if the Revolving Loans or the Liquidity Facility Loans are to be converted into Base Rate Loans, specifying:

          (A)  the proposed Conversion/Continuation Date;

          (B) the aggregate amount of Revolving Loans or Liquidity Facility Loans to be converted or continued;

          (C) the Type of Revolving Loans or Liquidity Facility Loans resulting from the proposed conversion or continuation; and

          (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Eurodollar Loans, Borrower has failed to select timely a new Interest Period to be applicable to such Eurodollar Loans, Borrower shall be deemed to have elected to convert such Eurodollar Loans into Eurodollar Loans having an Interest Period of one month effective as of the expiration date of such Interest Period.

          (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Revolving Loans with respect to which the notice was given held by each Lender.

          (e) If any Event of Default or payment Default is in existence at the time of any proposed continuation of, or conversion into, any Eurodollar Loans and the Administrative Agent or the Liquidity Facility Lender, as the case may be, has, or the Required Lenders have, determined in its or their sole discretion not to permit such continuation or conversion and have notified Borrower telephonically or in writing thereof, Borrower may not elect to have a Revolving Loan or Liquidity Facility Loan, as applicable, converted into or continued as a Eurodollar Loan and any outstanding Eurodollar Loans shall be automatically converted on the last day of the current Interest Period applicable thereto into Base Rate Loans.

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          (f)  Without in any way limiting the obligation of Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from a Responsible Officer of Borrower (or a designee of such Responsible Officer). In each such case Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic notice.

          (g)  No Swing Line Loans may be converted to Eurodollar Loans."

     (e) Section 2.06 designated "Voluntary Termination or Reduction of Revolving, Swing Line and/or Special Facility Commitments" is hereby amended and restated in its entirety as follows:

               "Section 2.06. VOLUNTARY TERMINATION OR REDUCTION OF REVOLVING, SWING LINE, SPECIAL FACILITY COMMITMENTS, AND/OR LIQUIDITY FACILITY COMMITMENTS. Borrower may, upon not less than three Business Days' prior written notice to the Administrative Agent or, in the case of the Liquidity Facility Commitment, the Liquidity Facility Lenders, terminate the Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment and/or the Liquidity Facility Commitment, or permanently reduce the Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment and/or the Liquidity Facility Commitment by an aggregate minimum amount of $1,000,000 or any multiple of $100,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Revolving Loans made on the effective date thereof, the then-outstanding principal amount of the Revolving Loans, Swing Line Loans, Special Facility Obligations and Liquidity Facility Loans would exceed, respectively, the amount of the Revolving Commitments, the Swing Line Commitment, the Special Facility Commitment and the Liquidity Facility Commitment then in effect. Once reduced in accordance with this Section, the Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment and/or the Liquidity Facility Commitment may not be increased. Any reduction of the Revolving Commitments and/or the Fronting Lender's Special Facility Commitment shall be applied to each Lender according to its Revolving Loan Percentage. All accrued commitment fees to but not including the effective date of any termination in full of all Revolving Commitments and/or the Swing Line Commitment and/or the Liquidity Facility Commitment shall be paid on the effective date of such termination."

          (f) Section 2.07 of the Credit Agreement designated "Optional Prepayments" is hereby amended by inserting the words "or Liquidity Facility Loans" immediately following the words "Special Facility Obligations" each time such words appear therein.

          (g) Section 2.08 of the Credit Agreement designated "Mandatory Prepayments of Revolving Loans and Reductions of Commitments" is hereby amended by deleting the heading thereof and clauses (a), (b) and (c) thereof and inserting in replacement thereof the following:

          "Section 2.08. MANDATORY PREPAYMENT OF REVOLVING LOANS, LIQUIDITY FACILITY LOANS AND REDUCTIONS OF COMMITMENTS.

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          (a)  ASSET DISPOSITIONS. Prior to the Second Amendment Effective Date,
     if Borrower or any Restricted Subsidiary shall at any time make a Disposition (other than a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.02), then (i) Borrower or such Restricted Subsidiary may, within 360 days after the receipt by Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition, (A) reinvest (subject to Section 8.03) up to 100% of such Net Disposition Proceeds in the businesses described in Section 7.13 (including, subject to the provisions of clause (h) of Section 8.03, making an Acquisition in such businesses), unless at the time of such reinvestment an Event of Default or payment Default has occurred and is then continuing (except in the case where Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this Section 2.08(a)) or (B) retain the amount of such Net Disposition Proceeds not so applied pending such application, and (ii) to the extent such Net Disposition Proceeds are not so applied during such 360-day period, the Revolving Commitments shall be immediately reduced in accordance with
     Section 2.08(c) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied. From and after the Second Amendment Effective Date, (i) if Borrower or any Restricted Subsidiary shall at any time make a Disposition of a Non-Fixed Asset (other than (I) a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.02 or (II) Dispositions generating Net Proceeds of less than $50,000 in the aggregate for all such Dispositions for any Fiscal Year less the amount of Disposition Proceeds generated by Dispositions of Fixed Assets referred to in subclause (II) in the parenthetical contained in Section 2.08(a)(iii) hereof for such Fiscal Year), then Borrower or such Restricted Subsidiary shall, concurrently with the receipt of the Net Disposition Proceeds of such Non-Fixed Asset, apply 100% of the Net Disposition Proceeds of such Non-Fixed Asset, FIRST to immediately reduce the outstanding Revolving
     Loans and permanently reduce the Revolving Commitments in accordance with
     Section 2.08(c) in an aggregate amount equal to such Net Disposition Proceeds, and SECOND, in the event that there are no outstanding Revolving Loans, Swing Line Loans and/or Special Facility Obligations and the Commitments of the Lenders in respect of Revolving Loans, Swing Line Loans and/or Special Facility Obligations have all been terminated, to immediately reduce the outstanding Liquidity Facility Loans and permanently reduce the Liquidity Facility Commitment in accordance with Section 2.08(c) in an aggregate amount equal to such Net Disposition Proceeds; (ii) if the Borrower or any Restricted Subsidiary shall at any time make a Disposition of a Fixed Asset (other than a Disposition permitted pursuant to clause
     (a), (b) or (c) of Section 8.02) and (A) the Designated Performance Trigger Event has occurred for the most recently completed Test Period, (B) no Event of Default or payment Default has occurred and is then continuing and
     (C) a Designated Performance Trigger Event Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent, then
     (x) Borrower or such Restricted Subsidiary may, within 360 days after the receipt by Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition of Fixed Assets, (A) reinvest (subject to
     Section 8.03) up to 100% of such Net Disposition Proceeds in the businesses described in Section 7.13 (including, subject to the provisions of clause
     (h) of Section 8.03, making an Acquisition in such businesses) or (B) retain the amount of such Net Disposition Proceeds not so applied

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     pending such application, and (y) to the extent such Net Disposition
     Proceeds are not so applied during such 360-day period, such Net Disposition Proceeds shall immediately reduce, FIRST, the outstanding Revolving Loans and permanently reduce the Revolving Commitments in accordance with Section 2.08(c) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied; and SECOND in the event that there are no outstanding Revolving Loans, Swing Line Loans and/or Special Facility Obligations and the Commitments of the Lenders in respect of Revolving Loans, Swing Line Loans and/or Special Facility Obligations have all been terminated, the Liquidity Facility Commitment shall be immediately reduced in accordance with Section 2.08(c) ) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied, and (iii) if the Borrower or any Restricted Subsidiary shall at any time make a Disposition of a Fixed Asset (other than (I) a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.02 or (II) Dispositions generating Net Proceeds of less than $50,000 in the aggregate for all such Dispositions for any Fiscal Year less the amount of Disposition Proceeds generated by Dispositions of Non-Fixed Assets referred to in subclause (II) in the parenthetical contained in Section 2.08(a)(i) hereof for such Fiscal Year) and the Designated Performance Trigger Event has not occurred, then (x) Borrower or such Restricted Subsidiary shall, concurrently with the receipt of the Net Disposition Proceeds of such Fixed Asset, apply the first $5,000,000 and 50% of the balance of the Net Disposition Proceeds of such Fixed Asset to prepay, FIRST, the outstanding Revolving Loans in accordance with Section 2.08(d) without permanently reducing the Revolving Commitments, and SECOND, in the event that there are no outstanding Revolving Loans, Swing Line Loans and/or Special Facility Obligations and the Commitments of the Lenders in respect of Revolving Loans, Swing Line Loans and/or Special Facility Obligations have all been terminated, the outstanding Liquidity Facility Loans in accordance with
     Section 2.08(d) without permanently reducing the Liquidity Facility Commitment, and (y) (A) reinvest (subject to Section 8.03) up to 50% of the balance of such Net Disposition Proceeds (after applying the first $5,000,000 and 50% of the balance of such Net Disposition Proceeds in accordance with the immediately preceding clause (x)) in the businesses described in Section 7.13 (including, subject to the provisions of clause
     (h) of Section 8.03, making an Acquisition in such businesses), unless at the time of such reinvestment an Event of Default or payment Default has occurred and is then continuing (except in the case where Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this Section 2.08(a)) or
     (B) retain the amount of such Net Disposition Proceeds not so applied pending such application, and (z) to the extent such Net Disposition Proceeds are not so applied during such 360-day period, such Net Disposition Proceeds shall, FIRST, immediately reduce the outstanding Revolving Loans and permanently reduce the Revolving Commitments in accordance with Section 2.08(c) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied, and SECOND, in the event that there are no outstanding Revolving Loans, Swing Line Loans and/or Special Facility Obligations and the Commitments of the Lenders in respect of Revolving Loans, Swing Line Loans and/or Special Facility Obligations have all been terminated, immediately reduce the outstanding Li-quidity Facility Loans and permanently reduce the Liquidity Facility Commitment in accordance with Section 2.08(c) ) in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied."

          (b) INDEBTEDNESS ISSUANCE. If Borrower shall issue Indebtedness under clause (h) of Section 8.04 or, subject to the written consent of the Required Lenders, if Borrower or any Restricted Subsidiary shall issue or incur indebtedness for borrowed money or incur Capitalized Lease Liabilities not otherwise permitted to be issued or incurred pursuant to
     Section 8.04, (i) the Revolving Commitments shall be immediately reduced in accordance with Section 2.08(c) by an amount equal to the Net Issuance Proceeds of such issuance or incurrence, or (ii) in the event that there are no outstanding Revolving Loans, Swing Line Loans and/or Special Facility Obligations and the Commitments of the Lenders in respect of Revolving Loans, Swing Line Loans and/or Special Facility Obligations have all been terminated, the Liquidity Facility Commitment shall be immediately reduced in accordance with Section 2.08(c) by an amount equal to the Net Issuance Proceeds of such issuance or incurrence not utilized to reduce the Revolving Commitments.

          (c) MANDATORY REDUCTION OF COMMITMENT AND PREPAYMENTS OF REVOLVING LOANS AND LIQUIDITY FACILITY LOANS. Any reductions in Revolving Commitments made pursuant to clauses (a) and (b) of this Section 2.08 shall be made in the amounts so required in each case as and when applicable so that at all times the Revolving Commitments are not reduced below the amount of Special Facility Obligations then outstanding. All such reductions shall be applied to the Lenders' Revolving Commitments pro rata. The Revolving Commitments shall be automatically and permanently terminated in their entirety on the Revolving Commitment Termination Date. Borrower shall immediately prepay the outstanding Revolving Loans to the extent that the amount thereof plus the Special Facility Obligations then outstanding then exceeds the Revolving Commitments then in effect. Any reductions in the Liquidity Facility Commitment made pursuant to clauses (a) and (b) of this Section
     2.08 shall be made in the amounts so required in each case as and when applicable. The Liquidity Facility Commitment shall be automatically and permanently terminated in its entirety on the Liquidity Facility Commitment Termination Date. Borrower shall immediately prepay the outstanding Liquidity Facility Loans to the extent that the amount thereof then outstanding exceeds the Liquidity Facility Commitments then in effect."

          (h) Section 2.09 of the Credit Agreement designated "Repayment" is hereby amended by adding a new clause (c) at the end thereof as follows:

               "(c) THE LIQUIDITY FACILITY CREDIT. Borrower shall repay to the Liquidity Facility Lender on the Liquidity Facility Commitment Termination Date the aggregate principal amount of Liquidity Facility Loans outstanding on such date, provided, that, such payment is expressly conditioned upon, and subject to, the aggregate outstanding principal amount of all outstanding Revolving Loans PLUS all outstanding Swing Line Loans PLUS all outstanding Special Facility Obligations being less than or equal to $90,000,000 after giving effect to such repayment."

          (i) Section 2.10 of the Credit Agreement designated "Interest" is hereby amended as follows:

               (i) Clause (a) thereof designated "Rate" is hereby amended by inserting the words "and Liquidity Facility Loan" immediately after the words "Revolving Loan" in the first line thereof and inserting the words "and Liquidity Facility Loans" immediately following the words "Revolving Loans" in the fourth line thereof.

               (ii) Clause (b) thereof designated "Payment Dates" is hereby amended by (x) inserting the words "and Liquidity Facility Loan" immediately following the words "of Acceptances") on the third line thereof, (y) inserting the words "and Liquidity Facility Loans" immediately following the words "the Revolving Loans" in the second sentence thereof, and (z) inserting the words "or a Liquidity Facility Loan" immediately following the words "a Revolving Loan" in the second sentence thereof.

               (iii) Clause (c) thereof is amended by inserting the words "or any Liquidity Facility Loan" immediately following the words "any Revolving Loan" in the second line thereof.

          (j) Section 2.11 designated "Fees" is hereby amended by inserting a new clause (c) at the end thereof as follows:

               "(c) LIQUIDITY FACILITY COMMITMENT FEES. Borrower shall pay to the Liquidity Facility Lender a commitment fee on the daily unused portion of the Liquidity Facility Commitment, computed and payable on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for the quarter, at a rate PER ANNUM equal to 0.500%. Such commitment fee shall accrue from the Third Amendment Effective Date to the Liquidity Facility Commitment Termination Date, with the final payment to be made in any event on the Liquidity Facility Commitment Termination Date. The commitment fees provided in this clause shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met."

          (k) Section 5.02 of the Credit Agreement designated "Conditions to All Credit Extensions" is hereby amended by (i) inserting the words "and the obligation of the Liquidity Facility Lender to make any Liquidity Facility Loan," immediately following the words "to make any Swing Line Loan, in the third line thereof; and (ii) inserting the words "or, in the case of any Liquidity Facility Loan, the Liquidity Facility Lender shall have received a Notice of Borrower" at the end thereof.

          (l) Section 9.01 of the Credit Agreement designated "Event of Default" is hereby amended by (i) inserting the words "or Liquidity Facility Loan" immediately following the words "Revolving Loan" in clause (a) thereof, and (ii) inserting the words "Section 2.01(d) or" immediately following the words "contained in any of" in clause (c) thereof.

          (m) Section 9.02 of the Credit Agreement designated "Remedies" is hereby amended by (i) inserting the words ", any obligation of the Liquidity Facility Lender to make Liquidity Facility Loans" immediately following the words "Swing Line Loans" in clause (a) thereof; (ii) inserting the words "and Liquidity Facility Loans" immediately following the words "Revolving Loans" in subclause (ii) of clause (b) thereof; (iii) inserting the words "and any obligation of the Liquidity Facility Lender to make Liquidity Facility Loans" immediately following the words "or create Acceptances" in clause (c) thereof; and (iv) inserting the words "and Liquidity Facility Loans" immediately following the words "outstanding Revolving Loans" in clause (c) thereof.

          (n) Section 11.01 of the Credit Agreement designated "Amendments and Waivers" is hereby amended by (i) inserting a new clause (c) immediately following clause (b) thereof to read as follows: "(c) no amendment, waiver or consent shall, unless in writing and signed by the Liquidity Facility Lender (in addition to the Lenders required under this Section to sign such amendment, waiver or consent), adversely affect the rights or duties of the Liquidity Facility Lender under this Agreement or any other Loan Document." and (ii) relettering clauses (c) and (d) thereof as clauses "(d)" and "(e)", respectively.

          (o) Section 11.04 of the Credit Agreement designated "Costs and Expenses" is hereby amended by (i) inserting the words ", the Liquidity Facility Lender" immediately following the words "Swing Line Lender" in clause (a) thereof; and (ii) inserting the words "or the Liquidity Facility Loans" immediately following the words "Revolving Loans" each time such words appear in clause (b) thereof.

     SECTION Three: WAIVER. The Administrative Agent and the Required Lenders hereby waive compliance by the Borrower with the financial covenants contained in Sections 8.06(a) and (b) of the Credit Agreement from the date hereof to and including January 31, 2002 (the "Waiver Period"). To the extent that any Default or Event of Default would have arisen and would be continuing under the Section of the Credit Agreement referred to above during the Waiver Period in the absence of this Amendment, such Default or Event of Default will automatically be reinstated as of January 31, 2002 unless otherwise agreed to in writing by the Required Lenders.

     SECTION Four:   (a) AMENDMENT EFFECTIVE DATE. This Amendment, and the
waivers, amendments and modifications contained herein, shall be and become effective as of the date hereof (the "THIRD AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this Section 4 shall have been fulfilled to the satisfaction of the Administrative Agent.

          (b) EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

          (c) RESOLUTIONS; INCUMBENCY. The Administrative Agent shall have received (i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment, each other Loan Document to be delivered by the Borrower in connection herewith and the transactions contemplated hereby and thereby, certified as of the Third Amendment Effective Date by the Secretary or an Assistant Secretary of the Borrower, together with a certificate of the Secretary or Assistant Secretary of the Borrower dated the Third Amendment Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment, and such other Loan Documents to be delivered by it in connection herewith; and (ii) copies of the resolutions of the board of directors of each Subsidiary authorizing the delivery, execution and performance by such Subsidiary of the Loan Documents to be delivered by it in connection herewith, certified as of the Third Amendment Effective Date by the Secretary or an Assistant Secretary of such Subsidiary, together with a certificate of the Secretary or an Assistant Secretary of such Subsidiary dated the Third Amendment Effective Date, certifying the names and true signatures of the officers of such Subsidiary authorized to execute, deliver and perform the Loan Documents.

          (d) ORGANIZATION DOCUMENTS. The Administrative Agent shall have received the articles or certificate of incorporation and the bylaws of each of Obligors for which such documents have not previously been delivered and certified, in each case, as in effect on the Third Amendment Effective Date, certified by the Secretary or Assistant Secretary of such Person as of the Third Amendment Effective Date, together with a certification that any documents that were previously delivered are in full force and effect and have not, since the date of such delivery, been amended.

          (e) APPROVALS. All necessary material governmental, shareholders' and third-party approvals in connection with the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith.

          (f) OTHER LOAN DOCUMENTS. The Administrative Agent shall have received an affirmation and consent by each of the Guarantors.

          (g) AMENDMENT EFFECTIVE DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Agent, the Amendment Effective Date Certificate, dated the Third Amendment Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct (in all material respects) representations and warranties of the Borrower made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

          (h) LEGAL OPINIONS. The Administrative Agent shall have received a favorable legal opinion of (i) Simpson, Thacher & Bartlett, special counsel to the Obligors and (ii) the General Counsel to the Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date, substantially in the forms of ANNEX A-1 and ANNEX A-2, respectively.

          (i) AMENDMENT FEE. The Administrative Agent shall have received, for the benefit of each Lender actually approving this Third Amendment by duly executing the signature pages hereto on or prior to October 11, 2001 by 5:00 p.m., Eastern Standard Time, an amendment fee equal to .15% of such Lender's outstanding Revolving Commitment (whether used or unused on such date).

          (j) ARRANGEMENT FEE. The Administrative Agent shall have received the Arrangement Fee required to be paid to it in accordance with the Side Letter, dated as of September 30, 2001, on or prior to the Third Amendment Effective Date.

          (k) FEES AND EXPENSES. The Administrative Agent shall have received all expenses due and payable pursuant to Section 7 hereof (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

          SECTION FIVE: REPRESENTATIONS AND WARRANTIES; COVENANTS. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing; and (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION SIX: REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments herein set forth and to any prior amendment or waiver to the Credit Agreement.

          SECTION SEVEN: COSTS, EXPENSES AND TAXES. Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Wachtell, Lipton, Rosen & Katz) in accordance with the terms of Section 11.04 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          SECTION EIGHT: FURTHER ASSURANCES. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the agreements contemplated herein.

          SECTION NINE: AUTHORITY TO EXECUTE INTERCREDITOR AGREEMENT. The Required Lenders hereby authorize the Administrative Agent to execute, for the benefit of the Lenders, the Intercreditor Agreement, dated as of date hereof. The Intercreditor Agreement, and compliance by any party thereto of its obligations thereunder, may at any time and from time to time be amended, supplemented, modified or waived, in accordance with the terms and provisions of the Intercreditor Agreement, only by an instrument or instruments in writing signed by each of the parties thereto; PROVIDED, HOWEVER, that the Required Lenders shall have consented to and approved such amendment, supplement, modification or waiver.

          SECTION TEN: HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions thereof.

          SECTION ELEVEN: EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION TWELVE: SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION THIRTEEN: NO THIRD PARTIES BENEFITED. This Amendment is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, each Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents.

          SECTION FOURTEEN: GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWER:

                                       EVENFLO COMPANY, INC.

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       GUARANTORS:

                                       LISCO FURNITURE, INC.

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       LISCO FEEDING, INC.

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       AGENT:

                                       BANK OF AMERICA, NATIONAL
                                          ASSOCIATION (successor in interest to
                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION),
                                          as Administrative Agent

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       LENDERS:

                                       BANK OF AMERICA, NATIONAL
                                          ASSOCIATION (successor in interest to
                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION),
                                          as Fronting Lender and as a Lender

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       BANK OF AMERICA, NATIONAL
                                          ASSOCIATION (successor in interest to
                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION),
                                          as Liquidity Facility Lender

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                       CHASE MANHATTAN BANK, as a Lender

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       PAM CAPITAL FUNDING, L.P., as a Lender
                                          By Highland Capital Management, L.P.
                                          as Collateral Manager

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       MERRILL LYNCH CAPITAL CORPORATION,
                                       as a Lender

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       BANK OF NOVA SCOTIA, as a Lender

                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       MORGAN STANLEY SENIOR FUNDING, INC.,
                                       as a Lender

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       SOVEREIGN BANK, as a Lender

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                       PAMCO CAYMAN LTD., as a Lender
                                            By Highland Capital Management, L.P.
                                            as Collateral Manager

                                       By:
                                            -----------------------------------
                                            Name:
                                            Title: